PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders for Liquid Cash Trust. The Report covers the first half of the trust's fiscal year, which is the six-month period from April 1, 1998 through September 30, 1998. It begins with the portfolio manager's investment review of the economy and its impact on the overnight markets. Following the investment review are the trust's portfolio holdings and the financial statements.

Liquid Cash Trust offers depository institutions a quality, liquid, overnight investment. The fund is currently rated Aaa by Moody's Investor Service.* At the close of the reporting period, the portfolio was invested exclusively in repurchase agreements fully collateralized by U.S. government and/or agency obligations.

The trust's seven-day net yield on the last day of the reporting period was 5.35%.** Dividends paid to shareholders during the six-month reporting period totaled $0.03 per share. At the end of the period, net assets totaled $500 million.

Thank you for selecting this quality fund for your overnight investment needs. As always, we welcome your questions or comments.

Sincerely,
[Graphic]

Glen R. Johnson
President
November 15, 1998

  An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

 * Money market funds rated Aaa by Moody's are judged to be of an investment quality similar to Aaa-rated fixed income obligations, that is, they are judged to be of the best quality. Ratings are subject to change and do not remove market risk.

 ** Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for many market funds most closely reflect the trust's current earnings.

INVESTMENT REVIEW
Liquid Cash Trust is a short-term money market fund which pursues stability of principal and current income, and is utilized by depository institutions as an overnight liquid investment alternative for overall asset/liability management programs. The trust is rated Aaa by Moody's and its investments have been confined to federal funds ("fed funds") sold and repurchase agreements ("repo") during the reporting period. The trust's Aaa rating limits its fed funds and repo counterparties to only the highest credit rated dealer firms and banks, and requires proper diversification daily.

The trust is managed to have a very short average maturity of one to seven days, and invests primarily in repo and Fed Funds on an overnight basis. The trust may also invest in term repo maturing in up to three months.

Early in the reporting period, economic fundamentals were still the driving factor behind movements in short-term interest rates. With economic growth still strong-albeit slowing from its torrid 5.50% pace of growth in the first quarter-market participants were content with the idea that the Federal Reserve Board (the "Fed") would remain on the sidelines. The anticipated drag on the U.S. economy resulting from the economic crises in Asia became apparent-particularly in the manufacturing sector-over the second quarter. This slowdown lent comfort to investors that economic growth would not be so robust as to ignite inflationary pressures.

By the third quarter, however, a dramatic shift in market sentiment was evident. Uncertainty in the world economies resulted in vulnerability in our domestic equity market, and led to a substantial flight-to-quality to U.S. Treasury securities across the yield curve. Economic trouble spread to include Russia and Latin America, and what had been perceived to have been a fairly modest drag on the U.S. economies as a result of the remote Asian crisis now became an overpowering influence on the market and expectations regarding future U.S. growth. Although economic fundamentals still remained fairly positive in this environment, fear dominated market sentiment over this period.

Expectations regarding the direction of the next change in monetary policy did an abrupt about-face over the reporting period. The Fed adopted a tightening bias in March, a reflection of their underlying concern about inflationary pressures. By August, the Fed had removed it's tightening bias as Fed officials perceived that the risks to the economy had become more balanced. By late August, however, market expectations that the Fed might eventually need to ease monetary policy to help the U.S. economy along as a result of the world economic struggles had begun to grow. This expectation intensified throughout September, and at the September 29 Federal Open Market Committee meeting, the Fed voted to ease monetary policy by a modest 25 basis points. The Fed followed that move with another 25 basis point ease on October 15-an intermeeting decision that surprised some market participants- which brought the Fed funds target rate down to 5.00%. The Fed also voted to cut the discount rate by the same magnitude, from 5.00% to 4.75%.

With unchanged monetary policy for virtually all of the reporting period, movements in the trust's yield were driven largely by technical factors in the repo and fed funds markets. During this time, repo traded closely with rates offered on fed funds, and remained a preferred investment because of their collateralization. As the flight-to-quality to Treasury securities, and to a lesser extent, U.S. Government agency securities came to dominate the marketplace in September, repo became less attractive as an investment as traditional securities used for collateral were in demand elsewhere. This caused repo spreads to widen-that is, to trade below fed funds. As a result, we increased our holdings of fed funds sold within the portfolio towards the end of the reporting period. This trend has continued into October as well.

PORTFOLIO OF INVESTMENTS
LIQUID CASH TRUST
SEPTEMBER 30, 1998 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                              VALUE
(A)REPURCHASE AGREEMENTS--96.5%
$ 20,000,000 ABN AMRO Chicago Corp., 5.720%, dated 9/30/1998, due 10/1/1998                      $ 20,000,000
  20,000,000 Bear, Stearns and Co., 5.750%, dated 9/30/1998, due 10/1/1998                         20,000,000
  20,000,000 CIBC Wood Gundy Securities Corp., 5.550%, dated 9/30/1998, due 10/1/1998              20,000,000
   2,400,000 Deutsche Bank Government Securities, Inc., 5.550%, dated 9/30/1998, due 10/1/1998 2,400,000 20,000,000 Donaldson, Lufkin and Jenrette Securities
  Corp., 5.500%, dated 9/30/1998, due 10/1/
             1998                                                                                  20,000,000
  20,000,000 First Union Capital Markets, 5.580%, dated 9/30/1998, due 10/1/1998                   20,000,000
 100,000,000 Goldman Sachs Group, LP, 5.650%, dated 9/30/1998, due 10/1/1998                      100,000,000
  20,000,000 Greenwich Capital Markets, Inc., 5.550%, dated 9/30/1998, due 10/1/1998               20,000,000
  20,000,000 J.P. Morgan & Co., Inc., 5.750%, dated 9/30/1998, due 10/1/1998                       20,000,000
  20,000,000 Lehman Brothers, Inc., 5.780%, dated 9/30/1998, due 10/1/1998                         20,000,000
  20,000,000 Merrill Lynch, Pierce, Fenner and Smith, 5.500%, dated 9/30/1998, due 10/1/1998       20,000,000
  20,000,000 (b)Morgan Stanley Group, Inc., 5.550%, dated 8/11/1998, due 10/13/1998                20,000,000
  20,000,000 Nationsbanc Montgomery Securities, Inc., 5.800%, dated 9/30/1998, due 10/1/1998       20,000,000
  20,000,000 PaineWebber Group, Inc., 5.700%, dated 9/30/1998, due 10/1/1998                       20,000,000
  20,000,000 Paribas Corp., 5.700%, dated 9/30/1998, due 10/1/1998                                 20,000,000
  20,000,000 Prudential Securities, Inc., 5.700%, dated 9/30/1998, due 10/1/1998                   20,000,000
  20,000,000 Societe Generale Securities, 5.600%, dated 9/30/1998, due 10/1/1998                   20,000,000
  20,000,000 Toronto Dominion Securities (USA) Inc., 5.600%, dated 9/30/1998, due 10/1/1998        20,000,000
  20,000,000 Toronto Dominion Securities (USA) Inc., 5.750%, dated 9/30/1998, due 10/1/1998        20,000,000
  20,000,000 Warburg Dillon Reed LLC, 5.550%, dated 9/30/1998, due 10/1/1998                       20,000,000
  20,000,000 Westdeutsche Landesbank Girozentrale, 5.580%, dated 9/30/1998, due 10/1/1998          20,000,000
             TOTAL REPURCHASE AGREEMENTS                                                          482,400,000
FEDERAL FUNDS SOLD--4.0%
  20,000,000 Norwest Bank Minnesota, N.A. 5.75%, dated 9/30/98, due 10/1/1998                      20,000,000
             TOTAL FEDERAL FUNDS SOLD                                                              20,000,000
             TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                            $502,400,000

 (a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.
 (b) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($499,787,490) at September 30, 1998.
The following acronyms are used throughout this portfolio:
LLC--Limited Liability Corporation
LP --Limited Partnership

(See Notes which are an integral part of the Financial Statements) STATEMENT OF ASSETS AND LIABILITIES
LIQUID CASH TRUST
SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS:
Investments in repurchase agreements, at amortized cost and value   $482,400,000
Investment in security, at amortized cost                             20,000,000
Total Investments in securities, at amortized cost and value                     $502,400,000
Cash                                                                                   48,552
Income receivable                                                                     232,992
Total assets                                                                      502,681,544
LIABILITIES:
Income distribution payable 2,869,426 Accrued expenses 24,628 Total liabilities
2,894,054 NET ASSETS for 499,787,490 shares outstanding $499,787,490 NET ASSET
VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE: $499,787,490 /
499,787,490 shares outstanding $1.00          (See Notes which are an integral part of the Financial Statements) STATEMENT OF OPERATIONS LIQUID CASH TRUST SIX
MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)
INVESTMENT INCOME: Interest $16,063,720 EXPENSES: Investment advisory fee $
1,135,885 Administrative personnel and services fee 214,114 Custodian fees 1,305
Transfer and dividend disbursing agent fees and expenses 19,630
Directors'/Trustees' fees 6,997 Auditing fees 6,664 Legal fees 2,548 Portfolio accounting fees 71,766 Share registration costs 6,696 Printing and postage 1,642
Insurance premiums 326 Taxes 320 Total expenses 1,467,893 Waiver of investment advisory fee (1,031,526) Net expenses 436,367 Net investment income $15,627,353
         (See Notes which are an integral part of the Financial Statements)
STATEMENT OF CHANGES IN NET ASSETS LIQUID CASH TRUST
                                                                      SIX MONTHS
                                                                         ENDED
                                                                     SEPTEMBER 30,
                                                                         1998         YEAR ENDED
                                                                      (UNAUDITED)    MARCH 31, 1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $    15,627,353  $    24,153,901
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income                              (15,627,353)     (24,153,901)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                        2,655,658,611    4,455,297,994
Net asset value of shares issued to shareholders
in payment of distributions declared                                    9,690,530       17,495,927
Cost of shares redeemed                                            (2,674,356,723)  (4,453,362,197)
Change in net assets resulting from share transactions                 (9,007,582)      19,431,724
Change in net assets                                                   (9,007,582)      19,431,724
NET ASSETS:
Beginning of period                                                   508,795,072      489,363,348
End of period                                                     $   499,787,490  $   508,795,072

(See Notes which are an integral part of the Financial Statements) FINANCIAL HIGHLIGHTS
LIQUID CASH TRUST
 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS
                                                  ENDED
                                               SEPTEMBER 30,
                                                   1998                   YEAR ENDED MARCH 31,
                                               (UNAUDITED)    1998      1997      1996      1995      1994
NET ASSET VALUE, BEGINNING OF PERIOD             $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.03       0.06      0.05      0.06      0.05      0.03
LESS DISTRIBUTIONS
Distributions from net investment income          (0.03 )    (0.06)    (0.05)    (0.06)    (0.05)    (0.03)
NET ASSET VALUE, END OF PERIOD                   $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
TOTAL RETURN(A)                                    2.77 %     5.59%     5.35%     5.84%     4.88%     3.09%
RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.15%*     0.15%     0.15%     0.16%     0.16%     0.16%
Net investment income                              5.50%*     5.48%     5.27%     5.72%     4.64%     3.05%
Expense waiver/reimbursement(b)                    0.36%*     0.37%     0.39%     0.38%     0.39%     0.39%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)        $499,787   $508,795  $489,363  $595,471  $313,679  $464,941

 * Computed on an annualized basis.
 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
LIQUID CASH TRUST
SEPTEMBER 30, 1998 (UNAUDITED)
ORGANIZATION
Liquid Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
The Trust's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS
It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES
It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At September 30, 1998, capital paid-in aggregated $499,787,490. Transactions in shares were as follows:
                                                                    SIX MONTHS
                                                                       ENDED
                                                                    SEPTEMBER 30,
                                                                        1998         YEAR ENDED
                                                                    (UNAUDITED)    MARCH 31, 1998
Shares sold                                                         2,655,658,611   4,455,297,994
Shares issued to shareholders in payment of distributions declared      9,690,530      17,495,927
Shares redeemed                                                    (2,674,356,723) (4,453,362,197)
Net change resulting from share transactions                           (9,007,582)     19,431,724

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEE Federated Research Corp., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended September 30, 1998, the Trust shares did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000
Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

TRUSTEES
John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Nicholas J. Seitanakis
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Liquid Cash Trust

SEMI-ANNUAL REPORT
TO SHAREHOLDERS
SEPTEMBER 30, 1998

[GRAPHIC]

Federated Securities Corp., Distrbiutor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 536319106
8110112 (11/98)